Exhibit 99.1

Pursuit Attractions and Hospitality, Inc. (formerly known as Viad Corp)

Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 31, 2024 (the “Closing Date”), Pursuit Attractions and Hospitality, Inc. (formerly known as Viad Corp) (the “Company”) completed the previously announced sale of its GES business. As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 21, 2024, the Company entered into an Equity Purchase Agreement (the “Purchase Agreement”), dated October 20, 2024, with TL Voltron, LLC, a Delaware limited liability company (“Buyer”).

Subject to the terms and conditions of the Purchase Agreement, Buyer agreed to purchase, directly or indirectly through wholly-owned subsidiaries, as applicable, all of the outstanding equity interests held by the Company in its subsidiaries comprising the GES business (as defined in the Purchase Agreement) (such transaction, together with any other transactions contemplated by the Purchase Agreement, the “Transaction”). The aggregate purchase price for the Transaction was $535 million, consisting of a base purchase price of $510 million, subject to customary adjustments for cash, indebtedness, working capital and transaction expenses, each as set forth in the Purchase Agreement (as so adjusted, the “Purchase Price”), and a deferred purchase price of $25 million payable by Buyer to the Company one year after the Closing Date.

The sale of the GES business constitutes a significant disposition for purposes of Item 2.01 of Form 8-K. The Company has also determined that the sale of the GES business has met the criteria under Accounting Standards Codification 205-20, Presentation of Financial Statements – Discontinued Operations (“ASC 205-20”) to be classified as a discontinued operation, as the sale represents a strategic shift that will have a significant effect on the Company’s operations and financial results. Accordingly, the Company will account for the GES business as a discontinued operation beginning in its Annual Report on Form 10-K for the year ended December 31, 2024. The Company’s estimates for discontinued operations, as presented below in the unaudited pro forma condensed consolidated financial information, are preliminary and actual results could differ from these estimates.

The unaudited pro forma condensed consolidated financial statements presented below have been prepared in accordance with Article 11 of Regulation S-X and were derived from the Company’s historical consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024 reflects the Transaction as if it occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2024 and for each of the years ended December 31, 2023, 2022, and 2021 reflect the Transaction as if it occurred on January 1, 2023.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with:

•
The Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 1, 2024; and
•
The Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024, filed with the SEC on November 7, 2024.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023 reflect “Pro Forma Adjustments” that are incremental to those related to the sale of the GES business and discontinued operations presentation of the GES business, as discussed above. The Pro Forma Adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the sale of the GES business occurred on the dates indicated, nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma condensed consolidated financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the Company in periods following the sale of the GES business may differ materially from this unaudited pro forma condensed consolidated financial information.

Pursuit Attractions and Hospitality, Inc. (formerly known as Viad Corp)

Pro Forma Condensed Consolidated Balance Sheet

(Unaudited)

As of September 30, 2024

(In thousands, except per share amounts)

		Transaction Accounting Adjustments
	Company Historical	Disposition Adjustments (Note 2a)	Additional Transaction Accounting Adjustments		Debt Adjustments		Pro Forma
Assets
Current assets
Cash and cash equivalents	$64,552	$(27,262)	$92,292	2(b)	$-		$129,582
Accounts receivable, net	168,635	(147,163)	-		-		21,472
Inventories	11,246	(349)	-		-		10,897
Current contract costs	28,909	(28,909)	-		-		-
Prepaid insurance	6,303	(62)	-		-		6,241
Other current assets	29,944	(11,281)	25,000	2(c)	-		43,663
Total current assets	309,589	(215,026)	117,292		-		211,855
Property and equipment, net	588,864	(41,309)	-		-		547,555
Other investments and assets	20,352	(6,762)	-		-		13,590
Operating lease right-of-use assets	100,404	(67,776)	-		-		32,628
Deferred income taxes	2,304	(2,198)	-		-		106
Goodwill	121,905	-	-		-		121,905
Other intangible assets, net	52,410	(280)	-		-		52,130
Total Assets	$1,195,828	$(333,351)	$117,292		$-		$979,769
Liabilities, Mezzanine Equity, and Stockholders' Equity
Current liabilities
Accounts payable	$120,355	$(100,671)	$-		$-		$19,684
Contract liabilities	67,721	(57,720)	-		-		10,001
Accrued compensation	40,249	(30,920)	-		-		9,329
Operating lease obligations	17,807	(15,230)	-		-		2,577
Other current liabilities	53,213	(29,861)	(1,649)	2(d)	-		21,703
Current portion of debt and finance obligations	8,314	(1,674)	(4,000)	2(e)	-		2,640
Total current liabilities	307,659	(236,076)	(5,649)		-		65,934
Long-term debt and finance obligations	381,887	(2,254)	(308,048)	2(f)	1,927	2(h)	73,512
Pension and postretirement benefits	15,859	(559)	-		-		15,300
Long-term operating lease obligations	96,502	(59,602)	-		-		36,900
Other deferred items and liabilities	67,265	(19,517)	-		-		47,748
Total liabilities	869,172	(318,008)	(313,697)		1,927		239,394
Commitments and contingencies
Convertible Series A preferred stock	132,591	-	-		-		132,591
Redeemable noncontrolling interest	4,382	-	-		-		4,382
Stockholders’ equity
Common stock	37,402	-	-		-		37,402
Additional capital	572,219	-	-		-		572,219
Accumulated earnings (deficit)	(280,017)	(15,343)	430,989	2(g)	(1,927)	2(h)	133,702
Accumulated other comprehensive loss	(46,551)	-	-		-		(46,551)
Common stock in treasury, at cost, 3,745,837 shares	(186,288)	-	-		-		(186,288)
Total Company stockholders' equity	96,765	(15,343)	430,989		(1,927)		510,484
Non-redeemable noncontrolling interest	92,918	-	-		-		92,918
Total stockholders’ equity	189,683	(15,343)	430,989		(1,927)		603,402
Total Liabilities, Mezzanine Equity, and Stockholders' Equity	$1,195,828	$(333,351)	$117,292		$-		$979,769

See notes to unaudited pro forma condensed consolidated financial statements.

Pursuit Attractions and Hospitality, Inc. (formerly known as Viad Corp)

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

For the Nine Months Ended September 30, 2024

(In thousands, except per share amounts)

		Transaction Accounting Adjustments
	Company Historical	Disposition Adjustments (Note 3a)	Additional Transaction Accounting Adjustments		Debt Adjustments		Pro Forma
Revenue:
Services	$912,126	$(674,105)	$-		$-		$238,021
Products	195,613	(112,946)	-		-		82,667
Total revenue	1,107,739	(787,051)	-		-		320,688
Costs and expenses:
Costs of services	798,666	(612,705)	-		-		185,961
Costs of products	171,529	(99,095)	-		-		72,434
Corporate activities	17,612	-	-		-		17,612
Interest expense, net	35,858	(25,548)	-		(4,822)	3(c)	5,488
Other expense, net	1,287	(414)	(2,084)	3(b)	-		(1,211)
Restructuring charges	(326)	326	-		-		-
Impairment charges	6,110	-	-		-		6,110
Total costs and expenses	1,030,736	(737,436)	(2,084)		(4,822)		286,394
Income (loss) from continuing operations before income taxes	77,003	(49,615)	2,084		4,822		34,294
Income tax expense (benefit)	17,247	(5,624)	-		-		11,623
Income (loss) from continuing operations	59,756	(43,991)	2,084		4,822		22,671
Income from discontinued operations	743	-	-		-		743
Net income (loss)	60,499	(43,991)	2,084		4,822		23,414
Net income attributable to non-redeemable noncontrolling interest	(8,062)	-	-		-		(8,062)
Net loss attributable to redeemable noncontrolling interest	372	-	-		-		372
Net income (loss) attributable to Company	$52,809	$(43,991)	$2,084		$4,822		$15,724
Less: Allocation to participating securities	(11,282)						(2,372)
Convertible preferred stock dividends paid in cash	(5,850)						(5,850)
Convertible preferred stock dividends paid in kind	-						-
Adjustment to the redemption value of redeemable noncontrolling interest	-						-
Net income allocated to Company common stockholders (basic)	$35,677						$7,502
Add: Allocation to participating securities	165						34
Net income allocated to Company common stockholders (diluted)	$35,842						$7,536

Company’s net income per share:
Basic per share	$1.69						$0.36	3(d)
Diluted per share	$1.67						$0.35	3(d)

Number of shares used in per share computation:
Basic	21,107						21,107	3(d)
Diluted	21,517						21,517	3(d)

See notes to unaudited pro forma condensed consolidated financial statements.

Pursuit Attractions and Hospitality, Inc. (formerly known as Viad Corp)

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

For the Year Ended December 31, 2023

(In thousands, except per share amounts)

		Transaction Accounting Adjustments
	Company Historical	Disposition Adjustments (Note 3a)	Additional Transaction Accounting Adjustments		Debt Adjustments		Pro Forma
Revenue:
Services	$1,006,226	$(747,560)	$-		$-		$258,666
Products	232,454	(140,833)	-		-		91,621
Total revenue	1,238,680	(888,393)	-		-		350,287
Costs and expenses:
Costs of services	919,966	(702,960)	-		-		217,006
Costs of products	210,212	(125,754)	-		-		84,458
Corporate activities	14,040	-	-		-		14,040
Gain on sale of ON Services	204	(204)	-		-		-
Interest expense, net	47,978	(42,016)	-		(1,655)	3(c)	4,307
Other expense, net	2,033	(689)	(3,056)	3(b)	-		(1,712)
Restructuring charges	1,174	(975)	-		-		199
Total costs and expenses	1,195,607	(872,598)	(3,056)		(1,655)		318,298
Income (loss) from continuing operations before income taxes	43,073	(15,795)	3,056		1,655		31,989
Income tax expense (benefit)	18,799	(5,871)	-		-		12,928
Income (loss) from continuing operations	24,274	(9,924)	3,056		1,655		19,061
Loss from discontinued operations	(822)	-	-		-		(822)
Net income (loss)	23,452	(9,924)	3,056		1,655		18,239
Net income attributable to non-redeemable noncontrolling interest	(7,836)	-	-		-		(7,836)
Net loss attributable to redeemable noncontrolling interest	401	-	-		-		401
Net income (loss) attributable to Company	$16,017	$(9,924)	$3,056		$1,655		$10,804
Less: Allocation to participating securities	(1,993)						(728)
Convertible preferred stock dividends paid in cash	(7,801)						(7,801)
Convertible preferred stock dividends paid in kind	-						-
Adjustment to the redemption value of redeemable noncontrolling interest	-						-
Net income allocated to Company common stockholders (basic)	$6,223						$2,275
Add: Allocation to participating securities	18						6
Net income allocated to Company common stockholders (diluted)	$6,241						$2,281

Company’s net income per share:
Basic per share	$0.30						$0.11	3(d)
Diluted per share	$0.30						$0.11	3(d)

Number of shares used in per share computation:
Basic	20,855						20,855	3(d)
Diluted	21,097						21,097	3(d)

See notes to unaudited pro forma condensed consolidated financial statements.

Pursuit Attractions and Hospitality, Inc. (formerly known as Viad Corp)

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

For the Year Ended December 31, 2022

(In thousands, except per share amounts)

	Company Historical	Disposition Adjustments (Note 3a)	Pro Forma
Revenue:
Services	$912,040	$(693,481)	$218,559
Products	215,271	(134,502)	80,769
Total revenue	1,127,311	(827,983)	299,328
Costs and expenses:
Costs of services	857,760	(654,650)	203,110
Costs of products	200,540	(123,676)	76,864
Corporate activities	13,418	-	13,418
Gain on sale of ON Services	(19,637)	19,637	-
Interest expense, net	34,891	(30,826)	4,065
Other expense, net	2,077	(788)	1,289
Restructuring charges	3,059	(2,975)	84
Impairment charges	583	(583)	-
Total costs and expenses	1,092,691	(793,861)	298,830
Income (loss) from continuing operations before income taxes	34,620	(34,122)	498
Income tax expense (benefit)	9,973	(4,259)	5,714
Income (loss) from continuing operations	24,647	(29,863)	(5,216)
Income from discontinued operations	148	-	148
Net income (loss)	24,795	(29,863)	(5,068)
Net income attributable to non-redeemable noncontrolling interest	(2,323)	-	(2,323)
Net loss attributable to redeemable noncontrolling interest	748	-	748
Net income (loss) attributable to Company	$23,220	$(29,863)	$(6,643)
Less: Allocation to participating securities	(3,600)		-
Convertible preferred stock dividends paid in cash	(7,801)		(7,801)
Convertible preferred stock dividends paid in kind	-		-
Adjustment to the redemption value of redeemable noncontrolling interest	(763)		(763)
Net income (loss) allocated to Company common stockholders (basic)	$11,056		$(15,207)
Add: Allocation to participating securities	30		-
Net income (loss) allocated to Company common stockholders (diluted)	$11,086		$(15,207)

Company’s net income (loss) per share:
Basic per share	$0.54		$(0.74)	3(d)
Diluted per share	$0.53		$(0.74)	3(d)

Number of shares used in per share computation:
Basic	20,589		20,589	3(d)
Diluted	20,812		20,589	3(d)

See notes to unaudited pro forma condensed consolidated financial statements.

Pursuit Attractions and Hospitality, Inc. (formerly known as Viad Corp)

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

For the Year Ended December 31, 2021

(In thousands, except per share amounts)

	Company Historical	Disposition Adjustments (Note 3a)	Pro Forma
Revenue:
Services	$401,142	$(268,221)	$132,921
Products	106,198	(52,074)	54,124
Total revenue	507,340	(320,295)	187,045
Costs and expenses:
Costs of services	440,383	(305,523)	134,860
Costs of products	113,889	(62,268)	51,621
Corporate activities	11,689	-	11,689
Interest expense, net	28,324	(13,877)	14,447
Other expense, net	2,070	(806)	1,264
Restructuring charges	6,066	(5,936)	130
Total costs and expenses	602,421	(388,410)	214,011
Income (loss) from continuing operations before income taxes	(95,081)	68,115	(26,966)
Income tax expense (benefit)	(1,788)	427	(1,361)
Income (loss) from continuing operations	(93,293)	67,688	(25,605)
Income from discontinued operations	558	-	558
Net income (loss)	(92,735)	67,688	(25,047)
Net income attributable to non-redeemable noncontrolling interest	(1,686)	-	(1,686)
Net loss attributable to redeemable noncontrolling interest	1,766	-	1,766
Net income (loss) attributable to Company	$(92,655)	$67,688	$(24,967)
Less: Allocation to participating securities	-		-
Convertible preferred stock dividends paid in cash	(3,900)		(3,900)
Convertible preferred stock dividends paid in kind	(3,821)		(3,821)
Adjustment to the redemption value of redeemable noncontrolling interest	(1,797)		(1,797)
Net loss allocated to Company common stockholders (basic)	$(102,173)		$(34,485)
Add: Allocation to participating securities	-		-
Net loss allocated to Company common stockholders (diluted)	$(102,173)		$(34,485)

Company’s net loss per share:
Basic per share	$(5.01)		$(1.69)	3(d)
Diluted per share	$(5.01)		$(1.69)	3(d)

Number of shares used in per share computation:
Basic	20,411		20,411	3(d)
Diluted	20,411		20,411	3(d)

See notes to unaudited pro forma condensed consolidated financial statements.

Pursuit Attractions and Hospitality, Inc. (formerly known as Viad Corp)

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

1.
Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information.

In accordance with ASC 205-20, discontinued operations represent the elimination of assets, liabilities, shareholders’ equity, and results of operations attributable to the GES business, which were included in the Company’s historical consolidated financial statements (“Company Historical”). Adjustments do not include general corporate overhead costs previously allocated to the GES business, which will continue to be recognized on an ongoing basis. Such allocations include labor and non-labor expense related to the Company’s corporate support functions that previously provided support to the GES business including finance, accounting, tax, treasury, information technology, human resources, and legal. Adjustments include direct operating expenses incurred that are identifiable as costs of the GES business and will not continue to be recognized on an ongoing basis.

In connection with the Transaction, the Company terminated its existing $500 million credit agreement (the “2021 Credit Agreement”), which provided for a $400 million term loan (the “Term Loan B”) and $100 million revolving credit facility (the “Revolver”). Under the terms of the 2021 Credit Agreement, the Company was required to repay amounts outstanding under Term Loan B upon close of the Transaction. Accordingly, direct expenses of the GES business reflects historical interest expense incurred for amounts outstanding under Term Loan B. The Company elected to allocate interest expense associated with the Revolver to the GES business based on the relative net assets of the GES business compared to the historical Company net assets.

No pro forma tax adjustments are reflected in the unaudited pro forma condensed consolidated financial statements as the tax impact is considered immaterial. This assessment is based on the presence of operating losses and other deferred tax assets to offset any significant taxable income arising from the pro forma adjustments reflected in the unaudited pro forma condensed consolidated financial statements.

2.
Pro Forma Adjustments – Balance Sheet
(a)
Represents the elimination of the assets and liabilities of the GES business that were sold under the terms of the Transaction.
(b)
Represents the estimated net cash proceeds at the closing of the Transaction:

$510,000	Base purchase price
(80,691)	Less: indebtedness assumed by Buyer
2,811	Plus: working capital adjustment
(21,828)	Less: transaction expenses paid at the Closing Date
(318,000)	Less: repayment of amounts outstanding under the Term Loan B
$92,292	Estimated net cash proceeds

(c)
Represents the estimated deferred purchase price payable by Buyer to the Company one year after Closing Date.

(d)
Represents the net impact to other current liabilities:

$278	Additional transaction expenses incurred after September 30, 2024
(1,927)	Less: previously accrued transaction expenses paid at the Closing Date
$(1,649)	Net impact to other current liabilities

(e)
Represents the repayment of current portion of amounts outstanding under Term Loan B.
(f)
Represents the net pro forma impact to long-term debt and finance obligations:

$5,952	Write off of unamortized debt issuance costs associated with Term Loan B
(314,000)	Repayment of the long-term portion of amounts outstanding under Term Loan B
(308,048)	Net impact to long-term debt and finance obligations

(g)
Represents the net pro forma impact to accumulated earnings (deficit):

$510,000	Base purchase price
25,000	Deferred purchase price payable by Buyer to the Company one year after the Closing Date discussed above in note 2(c)
535,000	Total consideration
(20,179)	Less: transaction expenses incurred post September 30, 2024
(77,880)	Less: indebtedness assumed by Buyer, offset by the working capital adjustment
(5,952)	Less: write off of unamortized debt issuance costs associated with Term Loan B
$430,989	Net pro forma impact to accumulated earnings (deficit)

(h)
Represents the write off of unamortized debt issuance costs associated with the Revolver; Revolver was undrawn as of September 30, 2024.
3.
Pro Forma Adjustments – Statements of Operations
(a)
Represents the elimination of revenues and expenses associated with the GES business.
(b)
In connection with the Transaction, the Company and Buyer entered into a Transition Services Agreement (“TSA”) primarily to support the Company’s information technology infrastructure, which had historically been provided by the GES business along with other immaterial corporate functions that the Company had historically provided to the GES business. The terms of the services included in the TSA vary in length, with the longest being 12 months related to the information technology infrastructure support, and includes the option to extend for up to two additional 3-month periods. This adjustment recognizes the expense related to the TSA for the periods presented.
(c)
Represents the reduction of historical interest expense associated with the Revolver that had not been allocated to the GES business.
(d)
Represents the impact on earnings per share related to pro forma adjustments. For the years ended December 31, 2022 and 2021 the unaudited pro forma condensed consolidated statements of operations results in a loss, therefore there is no impact to dilutive earnings per share.